UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2025

ENNIS, INC.

(Exact name of Registrant as Specified in Its Charter)

Texas	1-5807	75-0256410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2441 Presidential Pkwy.
Midlothian, Texas		76065
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 972 775-9801

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2.50 per share	EBF	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On July 17, 2025, Michael D. Magill was elected as a director of Ennis, Inc. (the "Company") to replace the seat of Michael J. Schaefer. For reasons announced on May 6, 2025, the Company’s nominating and governance committee determined that it would not recommend Michael Schaefer for re-election upon the expiration of his term in July. Given the timing of that decision, the Board was unable to screen and approve a third director candidate prior to the preparation and publication of its Proxy Statement. Accordingly, the Board appointed Mr. Magill as director to temporarily fill the third seat after the expiration of Mr. Schaefer’s term in July. Next year, the Board anticipates four director candidates will be presented for a vote: one to complete the last two years of the term for the seat filled by the temporary appointee and the other three candidates for the seats with terms expiring in 2026.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The Company held its Annual Meeting of Shareholders on July 17, 2025. There were 25,795,161 eligible votes, with 22,628,463 votes being cast, or 87.7%.

(b) Proxies for the meeting were solicited pursuant to Regulation 14A; there was no solicitation in opposition to management’s nominees for directors listed in the Proxy Statement and all such nominees were elected.

1.
The following directors were elected:

	Votes Cast			Broker
Nominees for Director	For	Against	Abstain	Non-Votes
Barbara T. Clemens	18,887,446	1,147,974	26,995	2,566,048
Walter D. Gruenes	19,733,291	297,410	31,714	2,566,048

The following directors’ terms of office as director continued after the Annual Meeting of Shareholders:

Aaron Carter; Gary S. Mozina; Troy L. Priddy; Alejandro Quiroz; Margaret A. Walters, and Keith S. Walters.

2.
Selection of CohnReznick, LLP as the Company’s independent registered public accounting firm for the fiscal year ending 2025.

Votes Cast
For	Against	Abstain
22,477,198	126,027	25,238

3.
To approve a non-binding advisory vote on executive compensation.

Votes Cast			Broker
For	Against	Abstain	Non-Votes
17,897,208	2,007,619	157,588	2,566,048

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ennis, Inc.

Date:	July 18, 2025	By:	/s/ Vera Burnett
Vera Burnett Chief Financial Officer